UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 1, 2015

LSI INDUSTRIES INC.

(Exact name of Registrant as specified in its Charter)

Ohio	0-13375	31-0888951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10000 Alliance Road, Cincinnati, Ohio	45242
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(513) 793-3200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁭☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁭☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁭☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁭☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 1, the Compensation Committee (the "Committee") of the Board of Directors of LSI Industries Inc. (the "Company") adopted the LSI Industries Inc. Long Term Incentive Plan FY2016 for Named Executive Officers (the "2016 LTIP"). The 2016 LTIP provides for the issuance of share based awards to named executive officers of the Company pursuant to the LSI Industries Inc. Amended and Restated 2012 Stock Incentive Plan, as of November 20, 2014 (the "2012 Stock Incentive Plan"). Pursuant to the 2016 LTIP effective July 1, 2015 the Committee awarded to executive officers service-based stock options, service-based restricted stock units ("RSUs") and performance-based stock options as follows:
Executive	Type of Award	Number of Shares Underlying Award
Dennis W. Wells	Service-Based Stock Options	45,000
Dennis W. Wells	RSUs	10,000
Dennis W. Wells	Performance-Based Stock Options	90,000
Ronald S. Stowell	Service-Based Stock Options	40,000
Ronald S. Stowell	RSUs	5,000
Ronald S. Stowell	Performance-Based Stock Options	60,000
David W. McCauley	Service-Based Stock Options	30,000
David W. McCauley	RSUs	5,000
David W. McCauley	Performance-Based Stock Options	10,000
Shawn M. Toney	Service-Based Stock Options	30,000
Shawn M. Toney	RSUs	5,000
Shawn M. Toney	Performance-Based Stock Options	60,000
Andrew J. Foerster	Service-Based Stock Options	30,000
Andrew J. Foerster	RSUs	5,000
Andrew J. Foerster	Performance-Based Stock Options	50,000

The service-based stock options and RSUs vest ratably over a four year time period. The performance-based stock options vest based upon the attainment of the Company's adjusted operating income goals established for the 2016 fiscal year in 33.33% increments.  Assuming the Company's adjusted operating income goal for that year is achieved, the first 33.33% will vest after the end of the 2016 fiscal year; the second 33.33% will vest after the end of the 2017 fiscal year; and the third 33.33% will vest after the end of the 2018 fiscal year. The service-based stock options and performance-based stock options each have a ten year exercise term. The above summary description of the 2016 LTIP is qualified in its entirety to the 2016 LTIP filed as an exhibit herewith and incorporated herein by reference.
Also effective July 1, 2015 the Committee  adopted the LSI Industries Inc. Short Term Incentive Plan FY2016 for Named Executive Officers (the "2016 STIP"). The 2016 STIP provides for the payment of cash bonuses to named executive officers of the Company if certain sales and operating income goals are met.  A graduated scale of bonus potential stated as a percentage of base salary is identified  at indicated levels of achievement of key performance indicators. The above summary description of the 2016 STIP is qualified in its entirety to the 2016 STIP filed as an exhibit herewith and incorporated herein by reference.

Item 9.01. – Financial Statements and Exhibits.
(d)            The following have been filed as exhibits to this Form 8-K:
Exhibit Number	Description
10.1	LSI Industries Inc. Long Term Incentive Plan FY2016 for Named Executive Officers
10.2	LSI Industries Inc. Short Term Incentive Plan FY2016 for Named Executive Officers
10.3	Form of Restricted Stock Unit Award Agreement
10.4	Form of Nonqualified Stock Option Award Agreement - - Performance-Based
10.5	Form of Nonqualified Stock Option Award Agreement - - Service-Based
10.6	Form of Incentive Stock Option Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
LSI INDUSTRIES INC. BY: /s/ Ronald S. Stowell Ronald S. Stowell Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

July 6, 2015